Exhibit 32
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
          In connection with the Annual Report of Premier Exhibitions, Inc. (the “Company”) on Form 10-K for the period ending February 28, 2006 as filed with the Securities and Exchange Commission on May 30, 2006, (the “Report”), we, the undersigned, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (“section 906”), that:
1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
/s/ Arnie Geller
Arnie Geller
President and Chief Executive Officer
May 31, 2006

/s/ Stephen Couture
Stephen Couture
Vice President and Chief Financial Officer
May 31, 2006

A signed original of this written statement required by Section 906 has been provided to Premier Exhibitions, Inc. and will be retained by Premier Exhibitions, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.